SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2005
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
Explanatory Note:
     Transmeta Corporation (the “Company”) files this amendment to its Form 8-K dated June 30, 2005, as filed with the Securities and Exchange Commission on July 7, 2005, respecting the resignation by Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm (the “Form 8-K”). In the interest of clarity, this amended report amends and restates in its entirety that previously filed Form 8-K.
     (a) As previously disclosed in the Form 8-K, Ernst & Young, which then served as the independent registered public accounting firm for the Company, notified the Company and the chairman of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) that Ernst &Young would resign as the Company’s independent registered public accounting firm following the earlier of the completion of services related to the review of the Company’s interim financial statements for the quarter ending September 30, 2005, or the filing due date of that quarterly report. The Audit Committee was informed of, but neither recommended nor approved, Ernst & Young’s resignation as the Company’s independent registered public accounting firm.
     On August 15, 2005, the Company filed its quarterly report on Form 10-Q for the quarter ended June 30, 2005. Ernst & Young served as the Company’s independent registered public accounting firm in reviewing the Company’s interim financial statements for the quarter ended June 30, 2005 for purposes of that quarterly report.
     On August 22, 2005, the Audit Committee engaged Burr, Pilger & Mayer LLP to serve as the independent registered accounting firm for the Company. The Audit Committee and the Company’s management requested, both verbally and in writing, that Ernst & Young respond fully to any inquiries about its integrated audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2004 as may be made by the Company’s successor independent registered accounting firm, Burr, Pilger & Mayer LLP. The Audit Committee’s engagement of Burr, Pilger & Mayer LLP is the subject of a separate report on Form 8-K filed concurrently with this amended report.
     Upon the engagement of Burr, Pilger and Mayer LLP as the Company’s independent registered public accounting firm on August 22, 2005, Ernst & Young was dismissed as the Company’s independent registered public accounting firm. As a result, Ernst & Young will provide no further audit or review services to the Company for periods ended after June 30, 2005, after the effective date of its dismissal, August 22, 2005. The Audit Committee approved the dismissal of Ernst & Young as the Company’s independent registered public accounting firm.
     The reports of Ernst & Young on the Company’s consolidated financial statements as of and for each of the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern in the audit report for the fiscal year ended December 31, 2004.
     During the fiscal years ended December 31, 2003 and 2004, and in the subsequent interim periods preceding the dismissal of Ernst & Young, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in their reports on the financial statements of the Company for such periods.
     Except for the material weakness in internal control over financial reporting described in this paragraph, during the fiscal years ended December 31, 2003 and 2004, and in the subsequent interim periods preceding the dismissal of Ernst & Young, the Company did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company and Ernst & Young reported certain material weaknesses in the Company’s internal control over financial reporting in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004. That Annual Report stated the Company had material weaknesses in the following six areas: its financial statement close process for preparing and compiling its financial statements for external reporting, its contract administration process, its inventory cost accounting process, its staffing of its technical accounting function, its processes to determine the existence of fixed assets recorded on its balance sheet, and its segregation of duties among its limited finance department staff. The Audit Committee and management have discussed these material weaknesses with Ernst & Young and have authorized Ernst & Young, both verbally and in writing, to respond fully to any inquiries about the Company’s material weaknesses over financial reporting as may be made by the Company’s successor independent registered accounting firm, Burr, Pilger & Mayer LLP.
     The Company has provided Ernst &Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish a letter to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above statements. A copy of Ernst & Young’s letter, dated August 26, 2005, is filed as Exhibit 16.01 to this Form 8-K/A.

     (b) On August 22, 2005, the Audit Committee engaged Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm. The Company has not consulted with Burr, Pilger & Mayer LLP during the last two fiscal years ended December 31, 2004 and 2003 or during any subsequent interim period preceding this amended report on: the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or any matter that was either the subject of a “disagreement,” as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements And Exhibits.
(c) Exhibits
The following exhibits are filed herewith as part of this amended report on Form 8-K:

Exhibit Number	Description

16.01	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated August 26, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: August 26, 2005	By:	/s/ John O’Hara Horsley
John O’Hara Horsley
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.01	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated August 26, 2005.